                                 Proxy Statement
                        Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/x/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                            Crown Laboratories, Inc.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            Crown Laboratories, Inc.
- -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)    Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------

       2)    Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

             ------------------------------------------------------------------

       4)    Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------

             *Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

             ------------------------------------------------------------------

       2)    Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------

       3)    Filing Party:

             ------------------------------------------------------------------

       4)    Date Filed:

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
                            CROWN LABORATORIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 1995

TO THE SHAREHOLDERS:

         The Annual Meeting of the Shareholders of CROWN LABORATORIES, INC. will be held at the Rio Suite Hotel and Casino, I-15 & Flamingo, Las Vegas, Nevada 89114, on July 27, 1995, at 10:00 a.m. Pacific Daylight Time, for the following purposes:

         (1) To elect seven members to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualify.

         (2) To transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 1, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. For ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose germane to the Meeting during ordinary business hours at the Company's executive office, located at 6780 Caballo Street, Las Vegas, Nevada 89119.

         All shareholders are invited to attend the Meeting in person.

                                             By Order of the Board of Directors

                                             /s/ Craig E. Nash

                                             Craig E. Nash
                                             Chairman of the Board

Las Vegas, Nevada
July 5, 1995

    ------------------------------------------------------------------------

                                    IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

    ------------------------------------------------------------------------

                            CROWN LABORATORIES, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Crown Laboratories, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on July 27, 1995, at Rio Suite Hotel & Casino, I-15 & Flamingo, Las Vegas, Nevada 89114, at 10:00 a.m., local time.

         Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with the Secretary of the Company a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposals therein.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation of material to beneficial owners of stock. In addition to the use of the mails: directors, officers, regular employees and certain shareholders of the company may solicit proxies personally, by telephone or by telegraph.

         The Company's executive offices are located at 6780 Caballo Street, Las Vegas, Nevada 89119, telephone number (702) 696-9300. It is expected that this Proxy Statement and accompanying Proxy will first be mailed to shareholders on or about July 7, 1995.

SHAREHOLDERS'  VOTING RIGHTS

Only holders of record of the Company's Common Stock ($0.001 par value), at the close of business on June 1, 1995, will be entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 12,556,566 shares of Common Stock outstanding, the only class of stock issued by the Company. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

         With respect to election of directors, assuming a quorum is present, the seven candidates receiving the highest number of votes are elected. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of Common Stock.

                             PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding ownership of the Common Stock of the Company as of June 1, 1995, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director or nominee for director of the Company, (iii) the Chief Executive officer and President, and (iv) all executive officers, directors and nominees as directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below.

                                                        NUMBER OF      PERCENT OF
NAME OF BENEFICIAL OWNER (1)                            SHARES(2)         CLASS
- ----------------------------                            ---------      ----------
Craig E. Nash                                           2,635,014          5.16%

Scott O. Nash                                           2,656,276         15.28%

Myles Cane                                                 60,000              *

Christopher Demetree (3)                                  655,691          3.77%

Lee Hooker                                                 91,478              *

Arthur Berkowitz (4)                                      123,429              *

Linda Carrick                                              79,000              *
Vincent J. Casella (5)                                    267,747              *

Invesco Strategic Portfolios, Inc.                        759,792           4.3%
      Health Sciences Portfolio

The Global Health Sciences Fund                           726,458          4.18%

All Officers, Directors and Nominees                    6,793,635         39.09%
for Directors as a group (10 persons)

- ---------------
*         Less than 1%.

(1) The address of each of the director, nominees for director, or executive officers, is c/o Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, Nevada 89119.

(2) The amounts in this column include outstanding options to acquire shares that are currently exercisable or exercisable within 60 days of June 1, 1995, and shares issued under employment agreements, even though the shares may not yet have vested.

(3)      Includes 20,000 shares owned by immediate family members.

(4)      Includes shares held by a profit sharing plan and a family trust.

(5)      Includes shares owned by a business in which Mr. Casella is a partner.

(7) Percentages are based on total shares outstanding of 12,556,566 plus options and warrants outstanding of 4,819,076.

         As a result of Craig E. Nash's and Scott O. Nash's positions with the Company and their stock ownership, they may be deemed the "parents" of the Company as that term is defined by the Securities and Exchange Commission.

                                  ELECTION OF DIRECTORS

         Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and shall qualify. The Board of Directors nominees are the seven individuals named below, all of whom currently serve as the Board of Directors except Mr. Vincent Casella. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board of Directors does not anticipate that any nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate. There is no cumulative voting for the Board of Directors.

         The following table sets forth information with respect to nominees:

                                                                                   DIRECTOR
NAME                      AGE     PRINCIPAL OCCUPATION                               SINCE
Craig E. Nash             40      Chairman of the Board of Directors and Chief       1980*
                                  Executive Officer

Scott O. Nash             40      Vice Chairman of the Board of Directors and        1980*
                                  President of the Company

Christopher Demetree      30      Director of National Accounts of the Company,      1992
                                  Vice President of Demetree Brothers, Inc.

Lee Allen Hooker          49      Owner and Chief Executive Officer of American      1994
                                  Benefits Counselor/Hooker Associates

Arthur Berkowitz          55      Agent for Equitable Life Assurance Society of      1994
                                  the United States

Linda Carrick             41      Clinical Director, Surgical Nursing for the        1994
                                  Hospital of the University of Pennsylvania

Vincent Casella           57      Equity Specialist, Floor Broker, Governor of       Nominee
                                  Philadelphia Stock Exchange

- -------------------

*  Includes the Company's predecessors.

         Craig E. Nash has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1990 and has held such position or similar positions in Roe Pharmaceuticals Company, a former subsidiary of the Company ("Roe") or its predecessor since February 1980. He is also the Senior Marketing Executive of the Company. Mr. Nash has sixteen years of experience in pharmaceutical and food products marketing. Mr. Nash attended the University of Southern California.

         Scott O. Nash has been Vice Chairman of the Board of Directors since 1990 and became President of the Company in January 1993. He had been the Chief Operating Officer between August 1990 and December 1992, and has held these or similar positions in Roe or its predecessor since February 1980. Mr. Nash has sixteen years of experience in pharmaceutical and food products manufacturing and operations. Mr. Nash attended the University of Southern California. Messrs. Craig Nash and Scott Nash are brothers.

         Christopher Demetree became a Director of the Company in December 1992 and became Director of National Accounts for the Company on approximately July 1, 1994. Mr. Demetree is Vice President of Demetree Brothers Inc., a Florida-based fully integrated property management and investment company, and is responsible for many aspects of the management of that company. His duties primarily include planning and developing real estate developments encompassing permits, sales proformas and construction budgets. Mr. Demetree holds a B.S. degree in Industrial Management from Georgia Institute of Technology.

         Lee Hooker became a director of the Company in February 1994. Mr. Hooker is the Owner and Chief Executive Officer of American Benefits Counselor/Hooker Associates, a brokerage firm for employee benefits to the healthcare industry. He has been involved with the medical industry for more than twenty-five years. Mr. Hooker holds a B.S. in Business Administration from Columbia Union College and an M.S. in Business Administration from Pepperdine University.

         Arthur Berkowitz became a member of the Board of Directors in June 1994. For the past sixteen years, Mr. Berkowitz has been an agent for the Equitable Life Assurance Society of the United States. He is also a Benefits Consultant to many large corporations. For twelve years he was an engineer with The General Electric Company. Mr. Berkowitz is a life and qualifying member of the Million Dollar Round Table, a Director of the Philadelphia Friends of ALS, and comptroller of the Germantown Jewish Centre of Philadelphia. Mr. Berkowitz has a B.S. degree in Mathematics from St. Lawrence University and B.Ae. and M. Ae. in Aeronautical Engineering from Rensselaer Polytechnic Institute.

         Linda Carrick became a member of the Board of Directors in June 1994. Ms. Carrick has been in the nursing field since 1982. She has been Clinical Director, Surgical Nursing for the Hospital of the University of Pennsylvania. She has also served as Interim Director of Nursing for said Hospital. She is a member of several professional organizations, including the American Association of Critical Care Nursing, The American Nursing Association, American Heart Association, and the American Society of Parenteral and Enteral Nutrition. Ms. Carrick holds a B.S. Degree in Nursing from Villanova, M.S. Degree in Surgical, Cardiovascular Nursing from University of Pennsylvania, and a Ph.D. in Surgical, Cardiovascular Nursing.

         Vincent J. Casella is a nominee for the Board of Directors. Mr. Casella is an equity specialist, floor broker, and member of the Philadelphia Stock Exchange. He has accumulated over 35 years of experience in numerous senior positions in the securities industry, including associations with Republic Securities Corporation, Steadman Funds, and several NYSE firms. He was Trustee of PHLX Foundation, Director of Stock Clearing Corporation, and Director of Philadelphia Depository Trust Company. Currently, he is a Governor of the Philadelphia Stock Exchange and has held chairman and vice-chairman positions in a variety of steering committees at the Exchange.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                          AND CERTAIN COMMITTEES THEREOF

         The Board of Directors appointed an Audit Committee and a Compensation Committee on April 1, 1994, but it does not have a Nominating Committee. The functions of the Audit Committee include recommending to the Board of Directors the independent auditors; reviewing and approving the planned scope of the annual audit, proposed fee arrangements and the results of the annual audit; reviewing the adequacy of accounting and financial controls; reviewing the independence of the independent auditors; approving all assignments to be performed by the independent auditors; and instructing the independent auditors, as deemed appropriate, to undertake special assignments. The current members of the Audit Committee are Arthur Berkowitz, Myles Cane and Linda Carrick.

         The current members of the compensation Committee are Lee Allen Hooker, Myles Cane and Arthur Berkowitz. The functions of the compensation Committee are to approve or recommend the approval to the Board of Directors of the compensation and the remuneration arrangements for directors and senior management.

         The Board of Directors held a total of 8 meetings and took 26 actions by unanimous written consent during the fiscal year ending December 31, 1994. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and committee meetings.

                          EXECUTIVE OFFICERS AND KEY EMPLOYEES

EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

             Name                 Age                             Position
             ----                 ---                             --------
Craig E. Nash                     40               Chairman of the Board of Directors and
                                                   Chief Executive Officer

Scott O. Nash                     40               Vice Chairman of the Board of Directors and
                                                   President

Scott Hilley                      43               Vice President of Finance

         For the biographies of Messrs. Nash, and Nash see "Election of Directors."

         Scott Hilley has been Vice President of Finance of the Company since June 12, 1995. Mr. Hilley has over 20 years of experience in various areas of financial management in major consumer products organizations and major money center commercial banks. Prior to joining the Company, he served as business controller for Goody Products, Inc. Earlier, Mr. Hilley spent over 10 years in several key financial management positions within Nestle Foods, most notably, business controller of United States chocolate operations. He holds a B.S. in Banking and Finance and Management, and an M.B.A. from New York University.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         No executive officer of the company accrued remuneration in excess of $100,000 during 1994. The following table shows all remuneration accrued by the Chief Executive Officer and President during the fiscal years ended December 31, 1992, 1993, and 1994, for services in all capacities rendered to the Company and its subsidiaries.

                                           Annual Compensation                        Long-Term Compensation
                                           -------------------                        ----------------------
                                                                                              Awards
                                                                                              ------
                                                                                      Restricted    Securities
Name and                                                             Other Annual       Stock       Underlying
Principal Position                               Salary             Compensation(5)     Award         Options
- ------------------                               ------             ---------------   ----------    ----------
Craig E. Nash                      1994        $  66,329               $   0           $    0              0
Chairman, Board of Directors       1993           24,904(1)                0            2,086(1)     768,028
and Chief Executive Officer        1992           12,924(2)                0               20         24,000

Scott O. Nash                      1994           57,223                   0                0              0
Vice Chairman of the Board         1993           28,735(3)                0            2,086(2)     768,029
of Directors and President         1993           14,093(4)                0                7         16,000

- -------------------------

(1) Includes 2,056,462 shares granted under Mr. Craig Nash's employment agreement with nominal fair market value on the date of the employment agreement. All Common Stock issued to Craig Nash and Scott Nash were ascribed a nominal value by the Company and its investment adviser given the inherent uncertainty as to the ability of the Company to raise capital and continue in existence as of the dates such shares were issued. An additional 30,000 shares were also granted with a nominal fair market value at the date of grant and a fair market value of $86,250 at December 31, 1994 and such 30,000 shares vest 10,000 shares each on January 3, 1995, 1996, and 1997. All the shares are eligible to receive dividends.

(2) Includes 19,805 shares granted in lieu of compensation with a nominal fair market value on the date of grant.

(3) Includes 2,056,462 shares granted under Mr. Scott Nash's employment agreement with a nominal fair market value on the date of the employment agreement. An additional 30,000 shares were also granted with a nominal fair market value at the date of grant and a fair market value of $86,250 at December 31, 1994 and such 30,000 shares vest 10,000 shares each on January 3, 1995, 1996 and 1997. All the shares are eligible to receive dividends.

(4) Includes 115,200 shares granted in lieu of compensation at a nominal fair market value on the date of grant.

(5) The Company provided automobile allowances to certain of its employees, including certain persons who are executive officers of the Company, based upon job requirements of each employee. No amounts with respect to the personal use of automobiles, if any, have been included in the above table. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained, did not in any event exceed, as to any executive officer, either the lesser of $50,000 or 10% of his cash compensation for the last fiscal year, and that the information set forth in the foregoing table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

         The following table sets forth certain information with respect to holdings of stock options to certain of the Company's executive officers during fiscal 1994:

                          OPTIONS HELD IN LAST FISCAL YEAR

                            Individual Grants
                            -----------------
                                                    % of Total
                                                     Options
                           Number of                Granted to       Exercise
                        Shares Underlying           Employees        of Base
                            Options                     In             Price          Expiration
         Name              Granted (#)              Fiscal Year       ($/Sh.)            Date
         ----           -----------------           -----------      --------         ----------
Craig E. Nash             768,028(1)                  36.6%          $1.275            11/18/03

Scott O. Nash             768,029(1)                  36.6%          $1.275            11/18/03

- -------------------

(1)      Options can be modified by agreement of the Company and the officers.

No options were granted to or exercised by Craig E. Nash or Scott O. Nash during 1994.

         The following table sets forth certain information with respect to the number and value of options held by certain of the Company's executive officers at the end of fiscal 1994.

                       AGGREGATE OPTION EXERCISES (1) AND
                          FISCAL YEAR END OPTION VALUES

                          Number of Securities Underlying          Value of Unexercised In-The
                          Unexercised Options at FY-End              Money Options at FY-End
                          -------------------------------          ---------------------------

Name of Individual        Exercisable        Unexercisable          Exercisable(3)      Unexercisable
- ------------------        -----------        -------------          --------------      -------------
Craig E. Nash(2)           768,028             -                      $472,337                 -
CEO

Scott O. Nash(2)           768,029             -                      $472,338                 -
President

- --------------------

(1)      No options were exercised in 1994.

(2) The options granted under the 1992 Stock Option Plan can be amended by the Board of Directors and the options are exercisable at $1.275 per share through November 18, 2003.

(3)      Based on the market price on December 31, 1994.

         The Company in January 1993 entered into five-year employment agreements with Craig E. Nash and Scott O. Nash, each of whom will receive a current base salary per annum of $60,000 increasing to $110,000 by year five of their respective agreements. The Company can terminate each such employment for cause (as defined) on 90 days notice. If the individual is terminated by the Company during the terms of the employment agreement, Craig E. Nash and Scott O. Nash will receive certain termination compensation of twenty-four and twenty-four months respectively, of base salary.

         Each employment agreement referred to above prohibits the individual from directly or indirectly competing with the Company for a period of three years after separation from the Company, and binds the individual to certain confidentiality agreements.

         In addition, the Company has set up a bonus pool of 10% of pre-tax profits with Craig E. Nash and Scott O. Nash in the aggregate being entitled to 50% of such Bonus Pool and the balance may be allocated at the discretion of the Chief Executive Officer.

COMPENSATION OF DIRECTORS

         Upon Messrs. Cane and Hooker becoming directors of the Company in February 1994, each received options for 50,000 shares of Common Stock, exercisable at $1.275 per share through December 31, 1998. Mr. Cane, upon departure from the Board of Directors, will return 25,000 options to the Company received as compensation for a period of time not served.

         Mr. Berkowitz and Ms. Carrick, upon their election to the Board of Directors, each received 50,000 options at $1.38 exercisable through May 31, 1999.

                              CERTAIN TRANSACTIONS

CRAIG E. NASH AND SCOTT O. NASH

         Through the date of liquidation and dissolution of Roe Pharmaceuticals, Inc. ("Roe") in October 1993, the consolidated financial statements of Crown included net liabilities of Roe of $238,261. Of this amount, net liabilities of $85,000 were assumed by Messrs. Craig Nash and Scott Nash prior to dissolution in return for the issuance to each of 90,023 shares of common stock of Roe.

         In 1993, Craig Nash and Scott Nash borrowed $21,000 and $8,500, respectively at 8% interest, from the Company and repaid such amounts in March 1994 by transferring shares of the Company's common stock valued at $1.50 per share. As of December 31, 1994, the Company had advanced funds to Craig Nash and Scott Nash. These advances were repaid by a one time salary increase granted to Craig Nash and Scott Nash of $15,000 and $5,000, respectively.

         Craig Nash and Scott Nash also guarantee certain indebtedness of the Company and have pledged a total of 500,000 shares of common stock of the Company to secure such guarantee. If the lender seizes such shares as a result of a default by the Company, the Company has agreed to replace such shares.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         In order for a shareholder proposal to be included in the Board of Directors' Proxy Statement for the next Annual Meeting of Shareholders, such proposal must be received at 6780 Caballo Street, Las Vegas, Nevada 89119,
Attention: Corporate Secretary, no later than the close of business on July 7, 1996.

                              INDEPENDENT AUDITORS

          Arthur Andersen LLP has been selected as independent auditors for the Company for the current fiscal year and was auditor for 1993. Arthur Andersen LLP does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Arthur Andersen LLP.

         The Board of Directors of the Company has approved Arthur Andersen LLP as its independent auditors. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent auditors.

         Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

         In June, 1993 Michael Tom, Certified Public Accountant, became Controller of the Company and on October 1, 1993 the Company retained Arthur Andersen LLP as its independent public accountants. Mr. Tom was Chief Financial Officer of the Company until June 9, 1995. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended December 31, 1992 and 1991, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by Michael Tom, Certified Public Accountant, except for an explanatory paragraph as to the Company's ability to continue as an ongoing concern. During the two fiscal years ended December 31, 1992 and 1991, and through the date of his resignation, there were not any disagreements with Michael Tom, Certified Public Accountant, on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of Michael Tom, Certified Public Accountant, would have caused him to make a reference to the subject matter of the disagreements in connection with his last report, nor were there any "reportable events" as defined by the Securities and Exchange Commission. During the two fiscal years ended December 31, 1992 and 1991, and until the date of their retention, the Company had not consulted with Arthur Andersen LLP, on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events.

                                  ANNUAL REPORT

         The Company's 1994 Annual Report to Shareholders containing its financial statement for the fiscal year ended December 31, 1994, will be mailed to all shareholders of record as of June 1, 1995. The Annual Report to Shareholders does not constitute any part of this Proxy Statement. Any Shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to the Company.

         REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION

         ANY BENEFICIAL OWNER OF SECURITIES OF THE COMPANY WHOSE PROXY IS HEREBY SOLICITED MAY REQUEST AND RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB (AS AMENDED), INCLUDING THE FINANCIAL STATEMENTS THERETO, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO: CROWN LABORATORIES, INC. 6780 CABALLO STREET, LAS VEGAS, NEVADA 89119, ATTENTION: LAWRENCE ROSENTHAL, DIRECTOR OF INVESTOR & PUBLIC RELATIONS.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                                           By Order of the Board of Directors

                                           /s/ CRAIG E. NASH

                                           CRAIG E. NASH
                                           Chairman of the Board


Las Vegas, Nevada
July 5, 1995

                            CROWN LABORATORIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF THE SHAREHOLDERS ON JULY 27, 1995



THE UNDERSIGNED HEREBY APPOINTS CRAIG E. NASH AND SCOTT O. NASH, OR EITHER OF THEM WITH FULL POWER OF SUBSTITUTION TO EACH OF THEM, AS PROXIES TO REPRESENT THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF CROWN LABORATORIES, INC. TO BE HELD AT 10:00 A.M., PACIFIC DAYLIGHT TIME, JULY 27, 1995, AT RIO SUITE HOTEL & CASINO, I-15 & FLAMINGO, LAS VEGAS, NEVADA 89114, AND AT ANY ADJOURNMENT THEREOF AND TO VOTE ALL SHARES OF STOCK WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT SUCH MEETING AS FOLLOWS:

         (1)     ________  FOR ALL NOMINEES LISTED BELOW EXCEPT AS SET FORTH
                           TO THE CONTRARY BELOW

                 ________ WITHHOLDING AUTHORITY TO VOTE FOR ALL NOMINEES AS SET FORTH BELOW

CRAIG E. NASH, SCOTT O. NASH, CHRISTOPHER DEMETREE, LEE ALLEN HOOKER, ARTHUR BERKOWITZ, LINDA CARRICK, AND VINCENT J. CASELLA.

                 INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
         NOMINEE,
                 WRITE THE NOMINEE'S NAME:  ____________________________________

         (2)     TO VOTE WITH DISCRETIONARY AUTHORITY UPON ANY OTHER
BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE BOARD OF DIRECTORS.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROWN LABORATORIES, INC.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JULY 5, 1995.

     Date __________________, 1995.

____________________________________      _____________________________________
SIGNATURE OF SHAREHOLDER                                SIGNATURE OF SHAREHOLDER

THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD BOTH SIGN. IF SIGNED BY EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER PERSONS SIGNING IN REPRESENTATIVE CAPACITY, THEY SHOULD GIVE FULL TITLES.

PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.

                                                                  July 7, 1995


                           CROWN LABORATORIES, INC.

                       Supplement to Proxy Statement of
                           Crown Laboratories, Inc.
                              dated July 5, 1995

        On Page 3 of the Proxy Statement under "Principal Shareholders", the table is revised as follows:


                                      NUMBER OF           PERCENT OF
NAME OF BENEFICIAL OWNER(1)           SHARES(2)             CLASS
- ---------------------------           ---------           ----------

Craig E. Nash                         2,635,014             15.16%
Scott O. Nash                         2,656,276             15.28%
Myles Cane                               60,000                  *
Christopher Demetree(3)                 655,691              3.77%
Lee Hooker                               91,478                  *
Arthur Berkowitz(4)                     159,129                  *
Linda Carrick                            79,000                  *
Vincent J. Casella(5)                   267,747              1.54%
Invesco Strategic
  Portifolios, Inc.                     759,792              4.30%
  Health Sciences Portifolio
The Global Health Sciences
  Fund                                  726,458              4.18%
All Officers, Directors and
  Nominees for Directors
  as a group (9 persons)              6,793,635             39.09%


- ---------------
*         Less than 1%


(1) The address of each of the directors, nominees for director, or executive officers, is c/o Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, Nevada 89119.

(2) The amounts in this column include outstanding options to acquire shares that are currently exercisable or exercisable within 60 days of June 1, 1995, and shares issued under employment agreements, even though the shares may not yet have vested.

(3)       Includes 20,000 shares owned by immediate family members.

(4)       Includes shares held by a profit sharing plan and a family trust.

(5) Includes shares owned by a business in which Mr. Casella is a partner.